SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2014

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; and
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 31, 2014, Vectren Utility Holdings, Inc. (VUHI), a wholly owned subsidiary of Vectren Corporation (the Company), closed a Credit Agreement among VUHI, certain subsidiary guarantors, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers and other lenders party thereto (the VUHI Credit Agreement). The VUHI Credit Agreement provides for a credit facility consisting of revolving commitments in the aggregate amount of $350,000,000 with a $40,000,000 swing line sublimit and a $100,000,000 letter of credit sublimit. The VUHI Credit Agreement matures on October 31, 2019 and replaces VUHI’s current bank credit agreement, which also consisted of revolving commitments in the aggregate of $350,000,000. The VUHI Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On October 31, 2014, Vectren Capital Corp. (Vectren Capital), a wholly owned subsidiary of the Company, closed a Credit agreement among Vectren Capital, the Company, as guarantor, Wells Fargo Bank, National Association, as administrative agent, swing line lender and letter of credit issuer, Bank of America, N.A., JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers and other lenders party thereto (the Vectren Capital Credit Agreement). The Vectren Capital Credit Agreement provides for a credit facility consisting of revolving commitments in the aggregate amount of $250,000,000 with a $40,000,000 swing line sublimit and a $50,000,000 letter of credit sublimit. The Vectren Capital Credit Agreement matures on October 31, 2019 and replaces Vectren Capital’s current bank credit agreement, which also consisted of revolving commitments in the aggregate amount of $250,000,000. The Vectren Capital Credit Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Please refer to the attached exhibits for a description of applicable affirmative and negative covenants.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1
Credit Agreement, dated as of October 31, 2014, among Vectren Utility Holdings, Inc., as borrower (Vectren Utility); certain subsidiaries of Vectren Utility, as guarantors; Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer; Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein

10.2
Credit Agreement, dated as of October 31, 2014, among Vectren Capital, Corp., as borrower; Vectren Corporation, as guarantor; Wells Fargo Bank, National Association, as administrative agent, swing line lender and a letter of credit issuer; Bank of America, N.A., JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
November 5, 2014

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 1.01 and 2.03:

Exhibit No.	Description

10.1
Credit Agreement, dated as of October 31, 2014, among Vectren Utility Holdings, Inc., as borrower (Vectren Utility); certain subsidiaries of Vectren Utility, as guarantors; Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer; Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein

10.2
Credit Agreement, dated as of October 31, 2014, among Vectren Capital, Corp., as borrower; Vectren Corporation, as guarantor; Wells Fargo Bank, National Association, as administrative agent, swing line lender and a letter of credit issuer; Bank of America, N.A., JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein